Company Presentation May 2013 Exhibit 99.2

LUMOS NETWORKS

Use of Non-GAAP Financial Measures

Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles. These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles. These financial performance measures are commonly used in the industry and are presented because Lumos Networks Corp. believes they provide relevant and useful information to investors. The Company utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth. Lumos Networks Corp. also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking Statements

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: rapid development and intense competition in the telecommunications industry; our ability to achieve benefits from our separation from NTELOS Holdings Corp in 2011; our ability to offset expected revenue declines in our legacy voice and access products related to the recent regulatory developments and carriers grooming their networks; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual Reports filed on Forms 10-K.

1

2
Value creation for our customers enhances value
for our shareholders.
Lumos Networks provides next-
generation communication solutions
and personalized service to customers
over an advanced fiber network

Erie
Chicago, IL
PA
Altoona
Harrisburg
Pittsburgh
Columbus
OH
Cumberland
Hagerstown
Morgantown
Clarksburg
Parkersburg
WV
Winchester
Ashburn
Washington DC
Harrisonburg
Culpeper
Ashland
Charleston
Huntington
Charlottesville
Waynesboro
Lewisburg
Covington
KY
VA
Richmond
Bluefield
Roanoke
Lynchburg
Blacksburg
Bristol
Danville
Greensboro
Atlanta

3
Diversified revenue stream served over a dense fiber network
Key Events
• 2012 New leadership team
• 4/30/13: $425m Credit Facility Completed
• 1Q13  Strategic Data Revenue ~ 57% Total Revs
• 3 rd Straight Quarter of Margin Expansion
• 1Q13 Adjusted EBITDA Margin of 47%
Customers and Markets
•
1,500 Major business customers
•
Relationships with all major carriers
Products
•
Enterprise Data – Metro E, Internet
•
Carrier Data - up to 10Gig+
•
IP Services – Fiber BXL, Video, VoIP
Network
•
5,800 Long Haul Fiber Network miles
•
405 FTTC (“Fiber to the Cell”)
installations
•
Interconnection to all major data
centers in region
People
•
Diversified and experienced leadership
team
•
400 sales and support personnel, with
128 related to sales, customer care,
sales engineers & sales marketing
•
Deep technical expertise
•
Industry leading customer care

Highlights
Strong Management
Team
Experienced leadership team
Diverse operational background: Telecom, Wireless and
Technology
Attractive Revenue
Growth Opportunity
Significant growth available in existing markets
Edge out potential  with unique network footprint
Margin Expansion
Increasing mix of high margin Strategic Data products
Leverage existing infrastructure
Efficient Capital
Management
Investments focused on Strategic Data initiatives
Balanced Revenue Mix Enterprise and Carrier
Disciplined success based capital approach
Delight Customers
Top Tier SLA standards
In Market support teams

Executive Management with Deep Industry Experience
Tim Biltz
Chief Executive Officer/Joined April 2012
20+ years of operating experience as Chairman of iPCS, COO of
Spectrasite, COO of Vanguard Cellular Systems
Harold Covert
Chief Financial Officer/October 2011
30+ years of experience with technology and telecommunications companies as CFO of six publicly traded companies
Joe McCourt
Chief Revenue Officer/May 2012
25+ years of experience in wholesale and enterprise sales in TW
Telecom, Level 3, Dukenet, Zayo Networks, and 1901 Group
Joti Balani
Vice President of Marketing/January 2013
15+ years experience at AT&T Business Services, AboveNet, most recently as Director of Cloud Services at Zayo
Craig Drinkhall
Diego Anderson
Vice President Product Mgmt and Engineering/February 2012
20+ years experience as Senior VP of Product Delivery and Emerging
Opportunities at Level 3 Communications, Adelphia and TelCove
Vice President of Operations/October 2011
20+ years of operational and technical experience with Sprint, NTELOS and Lumos

70% of internet access will come from
mobile devices
Increase in networked devices 2013-
2016
Enabling rapid growth in rich media
Access to cloud services
Exponential Growth in Data and Devices…
Applications and devices generating
constant streams of data
Enterprises capturing and processing
data :
Customers
Products
Transactions
Operations
Digitization of records
Increasing use of:
Cloud and data center storage
Back-up file protection and
security
Source: Industry reports, Wall Street Research
Big Data
Proliferation of Networked Devices
“90% of the world’s data has been created
“90% of the world’s data has been created
in the last  2 years”
in the last  2 years”
Source: Mark Hurd, Oracle Open World  2012. Source: Mark Hurd, Oracle Open World  2012.
–
100
200
300
400
500
600
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
($bn)
Global Consumer Electronic Consumption
PC Smartphone Tablet

LUMOS NETWORKS

4 EB
2 EB
0
2011
2012
2013
2014
2015
2016
Data
Video
Web and Other Data
File Sharing
Online Gaming
Voice Communications
Video Communications

20,000
15,000
10,000
5,000
0
87% CAGR
2011
2012
2013
2014
2015

100%
80%
60%
40%
20%
0%
2011
2012
2013
2014
2015
2016
Business and IP Traffic
Mobile % Business Traffic

…Driving Demand for Connectivity and Speed
Source: Cisco VNI June 2012
U.S. Business IP Traffic
More Cloud, More Mobility
Business IP traffic to grow 2.5-fold from
2011 to 2016 or CAGR of 20%
Mix of Business Data from mobile devices
increases from 4% to 19%
Enterprise Cloud Spending grows 12.5X  from 2011
to 2016 with 35-45% telecom
Source: Oppenheimer & Co Estimates
Source: Cisco VNI June 2012

Next-generation network solutions
Enterprise Data
•
Ethernet connectivity among multiple locations
•
Dedicated Internet connections
•
Speeds of 1.5M to 10 Gbps
IP Services
•
IP-enabled products that combines voice and data services
•
Enables advanced features and dynamic bandwidth
•
Broadband XL high speed Internet over fiber over for 100M+
Carrier Data
•
IP-based Ethernet transport
•
Fiber connectivity to cell sites  to support 4G growth
•
High-bandwidth transport  (OC-X and wavelengths)

Edge Out Markets
Current Markets
Company Estimates
2012
Future

9
Enterprise Data enables networking and addresses
future growth needs
Attractive Available Markets
Current Share ~ 10%
Ethernet represents a disproportionate
share of the overall telecom growth with
overall growth 3-4% and TDM flat to
declining
Enterprise Ethernet Demand growth
45%+ annually
Ethernet market has 50% at speeds of
100Mbps or below
Fastest growth segment of Ethernet is
100Mbps+ with 24% looking for speeds
at 1Gig +
Source:  Heavy Reading Study 2012, Oracle Openworld

10
Customer Demand Drives Growth
Education Customer
Started with several data
circuits - $11K monthly
recurring charge (“MRC”)
Expanded into IP based
services – Bandwidth to
data centers + IP voice
MRC now $29K for $100K
capital investment
Regional Healthcare
Provider
Several small locations
with leased voice access -
$2K MRC
Today 37 locations, most
are on-net
Buying voice and Metro E
MRC of $57K with a
$1.0M capital investment

Edge Out Opportunity
Current Markets
Company Estimates
2012
Future

Transport opportunity greatly enhanced with edge
out opportunities like Atlanta interconnection
Carrier Today
Provide transport across region
Responded to RFP for cell sites
across region
Sites coming on line now
New RFP for next wave of sites…..
many as second tenant
New Opportunity with Atlanta
interconnection
Diversity to I-95 national carrier
routes
High speed connections – 10Gig +
Expands overall market for carriers
Attractive Available Markets

Fiber to the cell site: End-to-End Transport opportunity
Approximately 5,000 sites within 10 miles of existing network
Goal is to reach 1,000 FTTC sites within a few years from 405 at 1Q13, 370 at YE12 and 148 at
YE11 -- key driver is expansion of 4G/LTE roll out
Long-term growth in bandwidth creates  opportunity for significant ROI
Illustrative Wireless Cell Site Economics
Average
Capital
Investment
$75K-$100K
per site
Two Carrier Equivalent
Annual EBITDA:
~$25K
Payback:
3 to 4 years
Three to Four
Carrier Equivalent
Annual EBITDA:
$35K to $50K
Payback:
2 to 3 years
Contracts of 5 to 10 years and multiple carriers per site drive long-term profitable revenue streams

Fiber to the Cell (“FTTC”) Growth In-Line
Maintain target of 1,000 FTTC sites within a few years
Committed to maintaining 80/20 On-Net ratio within this segment
Strategy to maximize FTTC footprint in market during 2012-2015 to capture exponential growth in broadband traffic

Positive On-Net Building Trends
30% Growth in On-Net Buildings in Last 6 Quarters
On-Net Building Expansion Helps Drive Strategic Data and Goal of 80% On-Net Revenue
Edge-Out Strategy (Richmond, Western Pa) to Drive Continued Growth

Legacy Voice Revenue in Decline
Requires Very Limited Continued Investment
Cash Flows Assist Funding of growth initiatives within Strategic Data
RLEC voice continuing moderate decline with strong cash generation
Legacy Competitive Voice focus is shift to larger and higher margin customers, “gracefully”
allow weaker accounts to churn off

Note:  Prior period revenue amounts have been reclassified to conform with the current year presentation.

Access Revenue: Managed Decline
RLEC Access Reform Continues:
Lower rates, long term transition funding continues to provide strong cash generation
Competitive Access:
Continuing moderate declines with good cash generation

Note:  Prior period revenue amounts have been reclassified to conform with the current year presentation.

Well positioned for the competitive environment
Network Capability
•
Dense fiber with available or expandable capacity
•
Most complete fiber network in our markets
•
High quality ring based network
Customer
Relationship
•
Strategic  partnership
•
Care and sales support in region
•
Technical support expertise and responsiveness
Products
•
First to bring products to addressed markets
•
Top Tier SLAs
•
Competitive pricing

LUMOS NETWORKS

2011
37%
45%
18%
Legacy Voice
Access
Strategic Data

2012
31%
53%
16%
Legacy Voice
Access
Strategic Data

1Q13
28%
57%
15%
Legacy Voice
Access
Strategic Data

Long Term Target
> 75%
Legacy Voice
Access
Strategic Data

18
Business Transformation
Accelerated Shift of Resources towards Strategic Data
Enhanced sales organization
Improving Mix of On-Net Revenue towards Goal of 80%
Keeping Costs Relatively Flat in 2013 vs 2012

Note:  Prior period revenue amounts have been reclassified to conform with the current year presentation.

$M
Data - % Rev
Quarterly Revenue
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
60%
55%
50%
45%
40%
35%
30%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
Strategic Data
Legacy Voice and Access
% Data Revenue

$M
% Margin
EBITDA
47.8%
45.0%
43.4%
41.5%
42.9%
44.1%
47.0%
29.0
27.0
25.0
23.0
21.0
19.0
17.0
15.0
50.0%
45.0%
40.0%
35.0%
30.0%
3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13
EBITDA
% Margin

Income Statement: Moving in the Right Direction
1Q13: Strong Execution Continues
Strategic Data ~57% of Total Revenue in 1Q13
EBITDA Margin up Sequentially for Third Straight Quarter

Note:  Prior period revenue amounts have been reclassified to conform with the current year presentation.

Metric Target
Near – Term Revenue Opportunity Capital ~75%
Capital to Revenue Ratio ~3.0x
EBITDA Payback ~36 – 48 Months
Return on Investment (EBITDA After Tax) ~15% - 20%
Capital as a % of Revenue ~30-35%
20
Disciplined approach to capital investment
Guiding principles include:
75% of capital spend success-based
Achievement of capital efficiency goals
Focus on success based projects
Compliance with liquidity goals
Maintain current shareholder dividend

21
2013 Strategic Goals
Leverage Dense Fiber Network to Drive Carrier/Enterprise Data Sales
Overall Revenue Growth in 2013
Complete New Debt Facility
Quarterly Margin Expansion throughout 2013
Strategic Data Growth of 15-20%
Successful Edge-Out Market Execution
Maintain 75% ratio for success-based capital projects
Improve Financial Transparency with Product Segment Reporting

Financial Model
% of revenue
% of revenue
% of revenue
2012 1Q13 2Q13 FY 2013
(Dollars in millions) Actual Actual Guidance Guidance Annual Long Term Outlook
Revenue
Strategic Data Revenue 108.8 29.7 30.0 123-125 + 15-20%
52.6% 56.5% 58% 59%
Legacy Voice Revenue 64.4 14.9
14.0
55-56
-10-15%
31.1% 28.3% 27% 26%
Access Revenue 33.7 8.0 30-31 -10-15%
16.3% 15.2% 15% 15%
Total 206.9 52.5 52.0
208 - 212
+ 5%
EBITDA
$ 88.9 24.7
94 - 97
NA
% 43.0% 47.0%
~ 46%
~45-46% 47%+
Capital Expenditures
% Success Based 75% 75% 75% 75% 75%
Total 59.9 15.0 16.0 65-70 ~30-35% of revenue
8.0
24.0

Note:  Prior period revenue amounts have been reclassified to conform with the current year presentation.

2013 Financial Guidance

1 These estimates are based on management’s current expectations.  These estimates are forward-looking and actual results may differ materially.  Please see “Special Note from the Company Regarding  Forward-Looking Statements" in the Lumos Networks Corp. first quarter
2013 earnings release dated May 3, 2013.
Lumos Networks Corp.
Business Outlook
1
(as of May 3, 2013)
(In millions)
Operating Revenues 208 $  to 212 $
Adjusted EBITDA 94 $    to 97 $
Capital Expenditures 65 $    to 70 $
Reconciliation of Operating Income to Adjusted EBITDA
Operating Income 44 $    to 46 $
Depreciation and amortization 40 to 41
Equity based compensation charges 8
Amortization of actuarial losses 2
Adjusted EBITDA 94 $    to 97 $
Second Quarter 2013 2013 Annual
2013 Guidance 1
approximately $52
approximately $16
approximately $24
approximately $12
approximately $10
approximately $24
approximately $2

Reconciliation of Net Income Attributable to Lumos
Networks Corp. to Operating Income
($ in millions)

2008 2009 2010 2011 2012
Net income (loss) attributable to Lumos
Networks Corp. $23 $23 $21 ($44) $16
Net income attributable to
noncontrolling interests -            -            -            -            -
Net income (loss) 23             23             21             (44)            16
Interest expense 1               1               6               12             12
Loss on interest rate derivatives -            -            -            -            2
Income tax expense (benefit) 15             16             14             (4)              11
Other income, net -            1               -            -            -
Operating Income (Loss) $39 $41 $41 ($36) 41
3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013
Net income (loss) attributable to Lumos
Networks Corp. $5 $7 $6 ($62) $5 $3 $6 $2 $6
Net income attributable to
noncontrolling interests -            -            -            -            -            -            -            -            -
Net income (loss) 5               7               6               (62)            5               3               6               2               6
Interest expense 3               3               3               3               3               3               3               3               3
Loss on interest rate derivatives -            -            -            -            -            -            -            1               -
Income tax expense (benefit) 4               4               4               (17)            3               3               4               1               4
Other income, net -            -            -            -            -            -            -            -            1
Operating Income (Loss) $12 $13 $13 ($75) $12 $9 $13 $7 $14
Year Ended
Three Months Ended

Adjusted EBITDA Reconciliation
($ in millions)

2008 2009 2010 2011 2012
Operating Income (Loss) $39 $41 $41 ($36) $41
Depreciation and Amortization 27 29 31 43 39
Equity Based Compensation 1 - 2 2 4
Asset Impairment Charge - - - 86 -
Amortization of Actuarial Losses - - - - 2
Business Separation Charges - - - 2 -
Acquisition Related Charges - - 3 - -
Employee Separation Charges - - - - 2
Restructuring Charges - - - - 3
Gain on Settlements, net - - - - (2)
Adjusted EBITDA $68 $71 $77 $97 $89
3/31/2011 6/30/2011 9/30/2011 12/31/2011 3/31/2012 6/30/2012 9/30/2012 12/31/2012 3/31/2013
Operating Income (Loss) $12 $13 $13 ($75) $12 $9 $13 $7 $14
Depreciation and Amortization 11 11 11 10 9 9 10 11 10
Equity Based Compensation 1 1 1 - 1 1 1 1 1
Asset Impairment Charge - - - 86 - - - - -
Amortization of Actuarial Losses - - - - - - - 1 -
Business Separation Charges - - - 2 - - - - -
Employee Separation Charges - - - - - 2 - - -
Restructuring Charges - - - - - - - 3 -
Gain on Settlements, net - - - - - - (2) - -
Adjusted EBITDA $24 $25 $25 $23 $22 $21 $22 $23 $25
Year Ended
Three Months Ended

Thank You IR Contact: Will Davis 917-519-6994 davisw@lumosnet.com 26